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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  November 15, 2007



                             KAANAPALI LAND, LLC
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           (Exact name of registrant as specified in its charter)



   Illinois                     0-50273               01-0731997
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(State or other)              (Commission        (IRS Employer
jurisdiction of               File Number)       Identification No.)
organization



             900 North Michigan Avenue, Chicago, Illinois  60611
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                   (Address of principal executive office)



     Registrant's telephone number, including area code:  (312) 915-1987
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 8.01.  OTHER EVENTS.

      Pursuant to Section 3.2(d) and Section 3.3(e) of the Amended and Restated Limited Liability Company Agreement of Kaanapali Land, LLC (the "Company"), the Company's outstanding Class A Common Shares (which traded in secondary market transactions that were reported by The NASDAQ Stock Market in its OTC-Other market) and Class B Common Shares (which did not trade in any reported market) were automatically redesignated Company Common Shares (CUSIP 48282H 30 8) on November 15, 2007. The trading symbol for the Common Shares on the NASDAQ - OTC Other market is KANP. Accordingly, the Company's Class A Common Shares and Class B Common Shares ceased to separately exist on November 15, 2007.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


      (a)   Financial Statements of Businesses Acquired.

            Not applicable.


      (b)   Pro Forma Financial Information.

            Not applicable.


      (c)   Exhibits.

            Not applicable.







































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                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    KAANAPALI LAND, LLC
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                                    (Registrant)



                                    /s/ GAILEN HULL
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Date: December 11, 2007             Name:   Gailen Hull
                                    Title:  Senior Vice President



















































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